KAVILCO NEWS

Dividend Declaration

On November 7 2019, the board of directors declared a cash dividend of $84.00 per share. This includes $21.80 per share of long term capital gain.

This dividend was paid to shareholders of record as of November 9, 2019. The board of directors and management are constantly monitoring the financial arena to better our returns. The dividend was paid on November 20, 2019.

As of November 20, 2019, Kavilco has made over 56

million dollars in payments to shareholders; Louis L. Jones, Sr., President

$56,679,378 dollars to be exact. We have distributed more than the entire net worth of Kavilco which is $43,099,049.

In 1990, shareholders elected to have Kavilco become a registered investment company which is exempt from federal income tax. This means that Kavilco Incorporated has saved shareholders $15,743,040 in corporate taxes. These tax savings are passed on to the shareholder resulting in higher dividends. Since 1990, a person who owns 100 shares is $131,172 dollars richer because Kavilco is an investment company that is exempt from federal income tax.

Sincerely,

/s/ Louis L Jones, Sr.

Words from Your President, Louis Jones, Sr.

At the annual shareholder dinner in Ketchikan I presented the Organized Village of Kasaan with two books in recognition of our many years working together on common goals: “Memories of Kasaan” and “History of Old and New Kasaan.”

Kavilco also had the opportunity to renew our lease with Alaska Power and Telephone for the cell tower on Kasaan mountain. They requested an additional easement which we also granted. This additional easement will bring in more money to Kavilco over the next 25 years.

Annual Dinner & Auction

At Kavilco’s annual dinner halibut and prime rib were on the menu and the Kasaan Haida Heritage Foundation (KHHF) raised over $8000 at the auction as it had many great items up for bid.

Haida artist Ardath Peterson donated a drum that was won at auction by Sandi White, another grand prize basket was donated by Terry Wanzer included one night lodging at the Landing, dinner, and 2 Seahawk blankets.

Other prizes included a blanket donated by Crystal Jones and won by Chris Breinig for $800 and the 50/50 drawing is always a big hit as over $500 is won by each party most every year.

A PowerPoint update on Kasaan’s Totem pole restoration project was presented by Frederick O. Olsen, Jr., and was very well received by shareholders, their family and friends. We encourage all shareholders to attend the annual dinner and auction as it is a great opportunity to get to know your fellow shareholders and to meet your Kavilco board of directors.

Chief Financial Officer’s Report

Mr. Burns stated that the board had approved a portfolio strategy that set aside 5% of the portfolio for capital gains. This year it was highly successful and resulted in $336,000 of capital gains that are included in your dividend development sectors.

In 2018 the Kavilco board of directors entertained three proposals to sell carbon credits based on timber holdings. Kavilco’s primary problem dealing with carbon credits is that we are subject to the Securities and Exchange rules along with onerous Internal Revenue Service regulations. Among the rules is a requirement that at least 90 percent of gross income must be derived from dividends, interest, and gains from the sale of stock or securities. Based upon our research, credits are not securities as defined by the regulatory authorities (a primary requirement for all investments).

At the November board meeting there was an in-depth discussion of the recession that plagues the global economy. This has had an impact on the US economy due to a strong dollar and falling factory orders. However, the elements for traditional downturns are not in place. For example, inflation isn’t high; the Federal Reserve isn’t raising interest rates; stock prices are not in bubble territory and households are not heavily in debt.

On the portfolio front, the utility and Real Estate Investment Trust stocks are exceeding expectations. The sector that is not faring well is in the oil and gas and transportation and

The proceeds from the companies that we’re going to buy the credits from would violate the 90% income provision. We are exploring a possible way to work with the 90% income test by selling small blocks of carbon credits at a time, as this would not violate the rule. This requires review by our accountants and attorneys before we proceed. At this juncture we are looking at the viability of this plan and at the length of time our timber holdings would be locked up.

Kavilco’s Privacy Policy

The Company has adopted the following privacy Policy:

This Privacy Policy sets forth our policies with respect to non-public personal information of our shareholders and former shareholders. These policies apply to individuals only and may be changed at any time, provided a notice of such change is provided to you.

You may provide us from time to time with personal, non-public information about you, such as your address, your social security number, and information about your family. We do not disclose your personal non-public information to anyone, except as follows:

•        We may disclose your personal non-public information if you direct us to do so, or if we are required by applicable law to do so.

We seek carefully to safeguard your private information, and, to that end, we restrict access to non-public personal information about you to those employees who need to know the information to enable us to provide services to you.

None of your personal, non-public information may be accessed by anyone on our website. This Privacy Policy will be mailed to all shareholders in this annual fall newsletter.

Shareholder Highlight

Congratulations to Shareholder Lee Breinig

Shareholder Lee Breinig, Chair of Alaska’s Advisory Board on Alcohol and Drug Abuse (ABADA) was re-appointed by Governor Dunleavy to a second term.

Lee also accepted a new position as a behavior health community case manager with Southcentral foundation in Anchorage.

Annual Meeting Election Results

Laird A. Jones, Melanie Young, and Eleanor Hadden were all re-elected to the Kavilco Board of Directors and the selection of Peterson Sullivan LLP (BDO USA, LLP), as put forward by the Board, was also ratified. A total of 59.71% of the vote was returned this year by shareholders which was an decrease of .84% from last year. Anything under 50% will require that Kavilco hold a second Annual Meeting and may result in a lower dividend distribution to shareholders.

IT IS IMPORTANT THAT YOU VOTE EVERY YEAR!